Developing Treatments Targeting Epigenetic Mechanisms in Tumor and Immune Cells for Cancer Patients Corporate Overview November 2018 Exhibit 99.2

This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve substantial risks and uncertainties, including statements regarding the development status of the Company’s product candidates, the anticipated benefits of the changes to its clinical trial protocols and its anticipated achievement of milestones, including determination of proof of concept. All statements, other than statements of historical facts, contained in this press release, including statements regarding the Company’s strategy, future operations, future financial position, prospects, plans and objectives of management, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Any forward-looking statements are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in, or implied by, such forward-looking statements. These risks and uncertainties include, but are not limited to, risks associated with Constellation’s ability to: obtain and maintain necessary approvals from the FDA and other regulatory authorities; continue to advance its product candidates in clinical trials; replicate in later clinical trials positive results found in preclinical studies and early-stage clinical trials of CPI-1205, CPI-0610 and its other product candidates; advance the development of its product candidates under the timelines it anticipates, or at all, in current and future clinical trials; obtain, maintain or protect intellectual property rights related to its product candidates; manage expenses; and raise the substantial additional capital needed to achieve its business objectives. For a discussion of other risks and uncertainties, any of which could cause the Company’s actual results to differ from those contained in the forward-looking statements, see the “Risk Factors” section, as well as discussions of potential risks, uncertainties, and other important factors, in the Company’s most recent filings with the Securities and Exchange Commission. In addition, the forward- looking statements included in this press release represent the Company’s views as of the date hereof and should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof. The Company anticipates that subsequent events and developments will cause the Company’s views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. CPI-1205, CPI-0610, CPI-0209, and other product candidates are investigational in nature and have not yet been approved by the FDA or other regulatory authorities. Forward-Looking Statements

Multiple Lead Clinical Programs CPI-1205 (EZH2) and CPI-0610 (BET) Encouraging Preliminary Clinical Data Prostate cancer, solid tumors, and myelofibrosis Near-Term Milestones Proof-of-concept determination for each lead program expected in mid-2019 Expanding the EZH2 Opportunity Second-generation EZH2 inhibitor (CPI-0209) Robust Discovery Platform Novel chromatin-modifying proteins targeting tumor cells and innate immune cells Constellation Highlights

Instructions for Genetic Code Tumor Cells MDSC NK Cell T Cell Focused on Three Distinct Classes That Chemically Modify Chromatin Tumor Microenvironment Target Transcriptional Networks That Result in Cell Death Re-program Immune Cells to Overcome Resistance to Cancer Immunotherapies Transcriptional Control to Turn Genes On or Off Writers Erasers Readers

Multiple Near-Term Opportunities for Success Product Candidates Indications Preclinical Phase 1 Phase 2 Phase 3 Next Milestone EZH2 Franchise CPI-1205 mCRPC Proof of Concept Mid 2019 CPI-1205 Solid Tumors Safety and RP2D Early 2019 CPI-0209 (2nd Gen) Solid Tumors / Heme Malignancies Initiate Phase 1 Mid 2019 BET Inhibitor CPI-0610 Myelofibrosis Proof of Concept Mid 2019 Preclinical Tumor Microenvironment (Undisclosed) Solid Tumors / Heme Malignancies Immune Microenvironment (Undisclosed) Solid Tumors ProSTAR Trial ORIOn-E Trial MANIFEST Trial

CPI-1205 and CPI-0209 EZH2 Franchise

EZH2 Inhibition Offers Broad Therapeutic Potential

EZH2 "Writer" Activity Suppresses Gene Transcription

Polycomb Repressive Complex 2 (PRC2)…


EZH2

… Methylates Histone H3 at Lysine 27 (K27)


K27 K27 K27 K27 K27 K27 K27 K27 K27 K27 K27

SUPPRESSED TRANSCRIPTION

Acquired Drug Resistance:

- EZH2 mediates gene silencing that diminishes response to existing therapies

Cancer Genetics:

- Mutations in genes which create a functional dependency on EZH2

Regulation of Immune Cells:

- EZH2 reprograms T cells to suppress an anti-tumor immune response

Constellation PHARMACEUTICALS

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*Signature of H3K27me3-occupied EZH2 target genes repressed in metastatic relative to clinically localized prostate cancer and benign prostate tissue Model for EZH2 Role in Prostate Cancer EZH2 Gene Signature* Predicts Outcomes in Prostate Cancer Yu et al., Cancer Research 2007 Pro-tumor Signaling Enhances AR Signaling K27 OFF EZH2 Coregulators Prostate Tumor Growth Chromatin AR AR 0 2 4 6 8 10 1.0 0.9 0.8 0.7 0.6 0.5 0.4 0.3 0.2 Time to relapse (years) Probability of survival

Evidence of EZH2 Synergy with Androgen Receptor Signaling (ARS) CPI-1205 Enhances the Gene Signature of Enzalutamide in Prostate Cancer Cells CPI-1205 is Active as Monotherapy and Synergistic with Enzalutamide in Killing Prostate Cancer Cells Enzalu- tamide CPI- 1205 Combo Theoretical concentration of each agent required to kill 90% of cancer cells if no synergistic activity Actual concentration of each agent required to kill 90% of cancer cells when combined

*ASCO 2018 Poster Khalaf, et al (Kim Chi Lab) Current Treatment Paradigm in mCRPC Metastatic Castration-Resistant Prostate Cancer (30,000–50,000 Diagnosed Annually) 1st Line Abiraterone or Enzalutamide 2nd Line Enzalutamide or Abiraterone 3rd Line Chemotherapy or Palliative Care 60–80% PSA Response 9–15 Months PSA PFS PSA50 = 4% (Abi) and 31% (Enza)* PSA PFS = 1.3 months (Abi) and 2.7 months (Enza)* No Objective Responses EZH2 inhibition may enhance the activity of ARS inhibitors

ProSTAR Trial Design

Second-Line Trial After Ineffective Treatment with Androgen Receptor Signaling (ARS) Inhibitor

Phase 1b

Enzalutamide + CPI-1205
(Prior Abiraterone Progression)

Abiraterone + CPI-1205
(Prior Enzalutamide Progression)

Primary endpoints: MTD, RP2D

RP2D

Selected CPI-1205 + ARSi combo

Randomized Phase 2

Selected ARS Inhibitor + CPI-1205
(Progressed on Different ARS Inhibitor)
n=35

vs.

Selected ARS Inhibitor Alone
(Progressed on Different ARS Inhibitor)
n=35

Primary endpoint: Response rate
- PSA reduction;
- CTC reduction; or
- Objective response

Testing Biomarkers for Patient Enrichment

Constellation PHARMACEUTICALS

11

Data cutoff May 25, 2018 *Continued on CPI-1205 monotherapy after cycle 1 Discontinued Treatment ProSTAR Trial: Treatment Duration 2 of 6 evaluable patients achieved PSA80 2 of 4 evaluable patients with CTCs achieved CTC reduction of > 30% 2 of 2 evaluable patients had resolution of metastatic disease C1D1 C2D1C3D1 C4D1C5D1C6D1 C7D1 Cycles of Treatment (One Cycle = One Month) Patient # 1 2 3 4 5 6 7 8 9 10 CPI-1205 + Abiraterone CPI-1205 + Enzalutamide *

*Continued on CPI-1205 monotherapy after cycle 1 Resolution of Bone Metastases Baseline Cycle 4 Day 1 CPI-1205 + Enzalutamide*

Objective Response by CT Scan February 2018 Baseline: December 2017 CPI-1205 + Enzalutamide

Significant PSA Reduction in Heavily Pre-Treated and Refractory Patient Experience with a Compassionate-Use Patient 3,000 2,500 2,000 1,500 1,000 500 12 agents prior to CPI-1205, including second-generation androgen inhibitors, chemotherapy, PARP inhibitors, tyrosine kinase inhibitors, checkpoint inhibitors, radium 223, and radiotherapy Start CPI-1205 + Enzalutamide (PSA ~ 2900) PSA Score (ng/mL) 80% reduction in PSA levels Evidence of tumor size reduction in the neck 6/1/2016 9/1/2016 12/1/2016 3/1/2017 6/1/2017 9/1/2017 12/1/2017 3/1/2018 PSA levels escalated significantly in final year of treatment prior to CPI-1205 + enzalutamide Treatment interrupted due to non-treatment-related pneumonia Subsequent progression in liver led to discontinuation. Patient later died.

Tazemetostat CPI-0209 Once-Daily Treatment Resulted in Rapid, Complete, and Durable Tumor Regression CPI-0209: Second-Generation EZH2 Inhibitor CPI-0209 May Provide More Comprehensive EZH2 Coverage, Expanding Addressable Populations Lymphoma Xenograft Mouse Model Vehicle Tazemetostat, 160 mg/kg oral, twice daily Vehicle CPI-0209, 25 mg/kg oral, once daily Cessation of treatment

CPI-0610 BET Inhibitor

Control of Key Immune, Fibrotic, and Oncogenic Pathways Leads to Opportunity in Myelofibrosis (MF) BET Family of Proteins … Enhancer TSS BRD4 Transcription Factor … Fibrosis TGF-β target genes Immune Signaling NF-κB target genes Cancer Genetics MYC, BCL2

Treated 138 patients in Phase 1 trials of hematologic malignancies Multiple objective responses observed at a range of doses below the maximum tolerated dose Demonstrated favorable PK/PD profile Activity seen in the context of NF-κB-driven diseases ABC-DLBCL (Phase 1) 7 patients at relevant doses: 1 CR, 2 PR, 1 SD (16 months) Myelofibrosis (Phase 2) Evidence of transfusion independence in one patient, reduction in spleen size, and symptom improvement CPI-0610 Background Concentration of CPI-0610 mM Correlation Between IL-8 (NF-kB Target Gene) Expression and CPI-0610 Exposure (Constellation Data)

BET Inhibition May Block Proliferation of Inflammatory Bone Marrow Cells and Synergize with JAK Inhibition Rationale for BET Role in Myelofibrosis BET Signaling Megakaryocyte Differentiation/Proliferation Pro-Inflammatory Cytokines (e.g., IL-8) JAK/STAT Signaling STAT STAT Cytoplasm Nucleus NF-kB Target Genes BETs P P

Constellation Pharmaceuticals Data Rationale for BET’s Role in Myelofibrosis CPI-0610 vs DMSO 25 nM 100 nM 400 nM Vehicle 1–2+ JQ1 (BETi) 1+ Ruxolitinib 1+ Combo 0 Inhibition of Megakaryocyte Differentiation in vitro BET Inhibitor + Ruxolitinib Led to Synergistic Reduction in Spleen Volume (Left) and Improved Bone Marrow Fibrosis Score (Right) * * * Kleppe et al 2018 Cancer Cell

Myeloproliferative neoplasm characterized by scarring (fibrosis) of the bone marrow caused by impaired hematopoiesis 17,000–20,000 diagnosed patients in US* Three main features: Symptoms of organomegaly (spleen and liver) Symptoms of systemic inflammation Anemia and thrombocytopenia Only approved therapy is ruxolitinib, which has been shown to relieve symptoms but has limited evidence of disease modification Myelofibrosis (MF) Background * Internal market research

Standard of care and the only approved drug treatment is ruxolitinib (Jakafi) Significant improvement in splenomegaly and symptoms, but limited evidence of disease-modifying effect 30–40% of patients respond adequately in clinical trials* Thrombocytopenia and/or anemia may lead to patients receiving sub-optimal dosing or discontinuation of treatment 57% of ruxolitinib patients required dose reductions due to adverse events in COMFORT-1** Patients may require blood transfusions, which become more frequent during ruxolitinib treatment or due to disease progression Underserved MF Patient Population *Mesa RA, Kiladian JJ, et al. SIMPLIFY-1: A Phase III Randomized Trial of Momelotinib Versus Ruxolitinib in Janus Kinase Inhibitor-Naïve Patients With Myelofibrosis. J Clin Oncol. 2017 Dec 1;35(34):3844-3850. doi: 10.1200/JCO.2017.73.4418. Epub 2017 Sep 20Haematologica. 2015;100(4):479-488.Verstovsek S., Mesa RA. Gotlib J, et al; COMFORT-I Investigators. Long-term treatment with ruxolitinib for patients with myelofibrosis: 5-year update from the randomized, double-blind, placebo-controlled, phase 3 COMFORT-I trial. J Hematol Oncol. 2017;10(1):55. **Verstovsek S,, Mesa RA, Gotlib J, et al; COMFORT-I Investigators. Long-term treatment with ruxolitinib for patients with myelofibrosis: 5-year update from the randomized, double-blind, placebo-controlled, phase 3 COMFORT-I trial. J Hematol Oncol. 2017;10(1):55.

Inadequate response in 1L disease No approved therapy in 2L disease Patients burdened by increased reliance on transfusions Need for new disease-modifying therapies that increase response rate and improve hematopoietic function Need for New Disease-Modifying Treatments in MF *Source: Mesa, R., et al. SIMPLIFY-1: A Phase III Randomized Trial of Momelotinib Versus Ruxolitinib in Janus Kinase Inhibitor-Naïve Patients With Myelofibrosis J Clin Oncol 2017: 35(34):3844-3850 26.5% SVR35 29% SVR35 35% Decrease Individual Patients Ruxolitinib Spleen Response – SIMPLIFY-1* Change in Spleen Volume from Baseline (%) 150% 100% 50% 0% -50% -100% MMB (n = 184) RUX (n = 204) Change in TSS from Baseline (%) 150% 100% 50% 0% -50% -100% Ruxolitinib TSS Response – SIMPLIFY-1* Individual Patients 50% Decrease MMB (n = 174) RUX (n = 190) 28.4% TSS50 42.2% TSS50 Transfusion Dependence – SIMPLIFY-1*

First-line arm in combination with ruxolitinib aims to address inadequate response to ruxolitinib alone in spleen volume reduction, patient-reported symptom improvement, and other factors, including lack of disease-modifying effects of ruxolitinib Second-line arm aims to provide a treatment option, as a monotherapy and in combination with ruxolitinib, for patients with disease progression after ruxolitinib, looking for: Spleen volume reduction and patient-reported symptom improvement Improvement in transfusion independence rate in patients who are transfusion dependent Evidence of disease modification/improved hematopoietic function Rationale for MANIFEST Design

MANIFEST: Expanded Phase 2 Trial in MF

Robust Development Plan to Expand the CPI-0610 Opportunity

2L MF patients no longer on ruxolitinib → CPI-0610 Mono →
- Cohort 1A: 2L Transfusion Dependent (TD) n = up to 16
- Cohort 1B: 2L Non-TD n = up to 25

2L MF patients on ruxolitinib despite disease progression on therapy → CPI-0610 + Rux →
- Cohort 2A: 2L Transfusion Dependent n = up to 16
- Cohort 2B: 2L Non-TD n = up to 25

1L MF patients → CPI-0610 + Rux → Cohort 3: 1L* n = up to 43

Primary Endpoints

- Transfusion independence rate in Cohorts 1A, 2A
- Spleen volume reduction and Total Symptom Score assessment at 24 weeks in Cohorts 1B, 2B, and 3

Note: Each cohort will implement adaptive Simon's two-stage design

* Cohort 3 will enroll anemic patients, pivotal trial plans would include all comers

Constellation PHARMACEUTICALS

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Best Spleen Response Reduced spleen size Symptom improvement One patient with thrombocytosis and one patient transfusion-dependent at baseline—both resolved Spleen Size Reduced in All Patients as Measured by MRI MANIFEST: First Four Patients Treated Data cutoff May 25, 2018 Ongoing > 10 months Ongoing > 5 months COMBINATION MONOTHERAPY

Data cutoff May 25, 2018 Patient Achieved Transfusion Independence and Improved Platelet Count Improved Hematopoiesis on CPI-0610 Patient treated with CPI-0610 + ruxolitinib combination therapy Transfusions No Transfusions for >24 Weeks 4 wks 4 wks 4 wks 6 wks

Data cutoff May 25, 2018 Hemoglobin Levels Increased in First Four Patients Treated Improved Hematopoiesis on CPI-0610

CPI-0610 has demonstrated clinical activity in early clinical trials with NF-κB-driven cancers, including MF, suggesting CPI-0610 may be differentiated among BET inhibitors Preliminary clinical data in 2L myelofibrosis show improvements in spleen volume, symptom scores, hematopoiesis, and transfusion independence, which may indicate the potential for disease modification We have modified MANIFEST in 2L patients to stratify for transfusion dependent status and added a 1L arm, which increases the potential opportunity for CPI-0610 Multiple new clinical trial sites initiated in US and ex-US We continue to expect determination of proof of concept by mid-2019 CPI-0610 Summary

Discovery Platform Fueling the Pipeline Innate Adaptive Normalize aberrant gene expression within cancer cells Increase tumor immunogenicity Re-program immune cells to overcome resistance to cancer immunotherapies Tumor Cells Immune Cells Discovery Programs Targeting Epigenetic Regulators on the Tumor and Immune Microenvironment

Financial Strength

Potential Value Creation Catalysts 2019 2018 Early 2018 Complete crossover financing Expand enrollment in ProSTAR Initiate ORIOn-E Select 2nd generation EZH2 inhibitor candidate (CPI-0209) Late 2018 Additional active sites in US, Canada / EU for CPI-0610 in myelofibrosis Initiate Phase 2 portion of ProSTAR Trial Early 2019 Safety and recommended Phase 2 dose (RP2D) from ORIOn-E Mid 2019 ProSTAR (CPI-1205) proof of concept MANIFEST (CPI-0610) proof of concept Initiate Phase 1 for CPI-0209

Post-IPO cash expected to fund operations into 2020, including: Ongoing clinical trials to determine proof of concept for CPI-1205 and CPI-0610 Continued advancement of CPI-0209 Ongoing support for robust discovery/preclinical Oversubscribed crossover financing round in April raised $100 million from high-quality investors Cash and cash equivalents as of September 30, 2018, of $128.5 million Strong Cash Position $ Millions, Except Per-share Amounts 9M18 3Q18 R&D Expenses $32.1 $12.7 G&A Expenses $8.5 $3.7 Other Income (Expenses), Net $0.6 $0.5 Net Loss Attributable to Common Stockholders ($40.0) ($15.9) Net Loss Per Share Attributable to Common Stockholders ($5.45) ($0.81)

Experienced Management Team, Board, and Scientific Advisors

Management Team



Jigar Raythatha
President and CEO
Jounce, Red Abbey, Biogen



Emma Reeve
Chief Financial Officer
Parexel, Novartis, Merck, Bristol-Myers Squibb, Aton Pharma



Adrian Senderowicz, M.D.
Chief Medical Officer
Cerulean, AstraZeneca, Sanofi, tōkai, FDA, Puma Biotechnology



Brad Prosek
SVP, Corporate Development
Cubist, Biogen



Robert Sims, PhD
SVP, Research
NYU School of Medicine NYU Langone Medical Center, Constellation Pharmaceuticals



Patrick Trojer, PhD
SVP, Translational Sciences
NYU School of Medicine NYU Langone Medical Center, Constellation Pharmaceuticals



Karen Valentine
Chief Legal Officer, General Counsel
agenus, Locke Lord



Brenda Sousa
SVP, HR and Operations
EPIX

Board of Directors

Mark Goldsmith, M.D., Ph.D. (Chairman), CEO, Revolution Medicines

Jigar Raythatha

Jim Audia, Ph.D., Chicago Biomedical Consortium

Tony Evnin, Ph.D., Venrock

Steven Hoerter, Agios Pharmaceuticals

Peter Svennilson, The Column Group

Bob Tepper, M.D., Third Rock Ventures

Elizabeth Tréhu, M.D. Jounce Therapeutics

Founders & Scientific Advisory Board

Danny Reinberg, Ph.D., NYU, HHMI, NAS

David Allis, Ph.D., Rockefeller Univ., NAS

Yang Shi, Ph.D., Harvard Medical School

Pam Sharma, M.D., Ph.D., MD Anderson Cancer Center

David Livingston, M.D., Dana Farber Cancer Center

Scott Lowe, Ph.D. Memorial Sloan-Kettering

Robert Schreiber, Washington U. School of Med.

Constellation Pharmaceuticals

35

Appendix

Expanding EZH2 Opportunity Mutant Follicular Lymphoma Solid Tumors in Combination with Standard of Care in Both Tumors and Immune Cells mCRPC Anti-PD-1 Progressors Solid Tumors and/or Heme Malignancies Genetics That Validate EZH2 Enhance Effectiveness of Standard of Care Comprehensive Target Engagement Constellation Focus CPI-1205 CPI-0209

CPI-1205 Improves Anti-Tumor Immune Activity Pam Sharma June 2018 Jeff Bluestone and Michel DuPage June 2018 Synergistic Impact with Checkpoint Inhibitor in Preclinical Model MB49

Enrolling All Comers in Solid Tumors CPI-1205 Checkpoint Combination Study Design Ipilimumab + CPI-1205 (Prior Anti-PD-(L)1) Pembrolizumab + CPI-1205 (Prior Anti-PD-(L)1) Expansion Cohorts Checkpoint Inhibitor + CPI-1205 Phase 1b Phase 2 Testing Biomarkers for Patient Enrichment RP2D

1 PR + 3 SD out of 6 patients treated with CPI-1205 + ipilimumab 42% Reduction in Tumor Volume from Baseline Phase 1b/2 All Comers Solid Tumors Progressed on Anti-PD-(L)1 ORIOn-E Summary as of May 25, 2018 Clinical Activity Observed in Anti-PD-1 Progressors Discontinued Treatment Stable Disease Partial Response Treatment Ongoing Baseline Cycle 4